EXHIBIT 23.1

                          INDEPENDENT AUDITORS CONSENT

We consent to the incorporation by reference in this Registration Statement by Itron, Inc. on Form S-8 of our report dated March 28, 2000, included in Itron, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.

                                                     /s/ Deloitte & Touche LLP

Seattle, Washington
June 28, 2000